                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        January 10, 1997
                                                            ----------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



    Delaware                        33-99362                     76-0039224
  ------------                    ------------                 --------------
  (State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation or                                  Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                              19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

          On December 11, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securizitation of approximately $1.064 billion of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1996-7 and 1996-8.

          Series 1996-7 consists of $483,060,000 Class A Floating Rate Asset Backed Certificates, and $43,650,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately three years. Series 1996-7 also consists of $55,290,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

          Series 1996-8 consists of $400,000,000 Class A Floating Rate Asset Backed Certificates, and $36,200,000 Class B Floating Rate Asset Backed Certificates, each with an average life of approximately seven years.
Series 1996-8 also consists of $45,800,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

          First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

          Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of December 1 through December 31, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                 Original Principal  Original Principal         Pooling and
                     Amount              Amount             Serviving Supplement                 Interest    Prinicipal
  Series           (Class A)           (Class B)                  Date            Interest Type   Payment     Payment
--------------------------------------------------------------------------------------------------------------------------
  1993-1          500,000,000                -                 May 1, 1993           Floating      yes           no
  1993-3          750,000,000                -                 October 1, 1993       Floating      yes           no
  1994-3          532,350,000            34,650,000            June 1, 1994          Floating      yes           no
  1994-4          726,450,000            56,550,000            June 1, 1994          Floating      yes           no
  1994-5          500,000,000            39,160,000            July 30, 1994         Floating      yes           no
  1994-6          750,000,000            58,380,000            July 30, 1994         Floating      yes           no
  1994-7          750,000,000            58,735,000            November 8, 1994      Floating      yes           no
  1994-8          500,000,000            39,157,000            November 8, 1994      Floating       *            no
  1995-1         1,000,000,000           78,300,000            March 1, 1995         Floating      yes           no
  1995-2          660,000,000            51,700,000            March 1, 1995         Floating      yes           no
  1995-3          830,000,000            65,000,000            May 16, 1995          Floating      yes           no
  1995-4          750,000,000            67,770,000            September 14, 1995    Floating      yes           no
  1995-5          500,000,000            45,180,000            September 14, 1995    Floating      yes           no
  1995-6         1,245,000,000          112,500,000            December 7, 1995      Floating      yes           no
  1996-1          750,000,000            67,770,000            March 6, 1996         Floating      yes           no
  1996-2          600,000,000            54,300,000            June 4, 1996          Floating      yes           no
  1996-4          500,000,000            45,180,000            August 6, 1996        Floating      yes           no
  1996-6          862,650,000            78,000,000            November 13, 1996     Floating      yes           no
  1996-8          400,000,000            36,200,000            December 11, 1996     Floating      yes           no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on February, May, August and November Payment Dates.


          The 1993-1 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 and 1996-8 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, and
99.19 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK
                                    As Servicer



                                    By: /s/ W. Todd Peterson
                                        -----------------------------
                                        W. Todd Peterson
                                        Vice President



 Date:  January 27, 1997
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